UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-4428

Dreyfus U.S. Treasury Intermediate Term Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	12/31

Date of reporting period:	6/30/05

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus
U.S. Treasury
Intermediate Term	Fund

SEMIANNUAL REPORT June 30, 2005

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
9	Statement of Financial Futures
9	Statement of Options Written
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
13	Financial Highlights
14	Notes to Financial Statements
22	Information About the Review and Approval
of the Fund’s Management Agreement
FOR MORE INFORMATION

Back Cover

Dreyfus U.S. Treasury Intermediate Term Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus U.S. Treasury Intermediate Term Fund, covering the six-month period from January 1, 2005, through June 30, 2005. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s primary portfolio manager, Christopher Pellegrino.

The first half of 2005 proved to be an unusual time for fixed-income securities. Contrary to historical norms, yields of longer-term U.S. government securities fell — and their prices rose — even as the Federal Reserve Board attempted to forestall inflationary pressures by raising short-term interest rates. Signs of potential economic weakness, a strengthening U.S. dollar and robust investor demand appear to have fueled the rally in the more interest-rate-sensitive parts of the market. Conversely, prices in the corporate bond market declined despite an expanding economy, improved balance sheets and persistently low default rates.

In our view, these factors may have created new opportunities and challenges for fixed-income investors. Our economists currently expect the U.S. economy to continue to grow over the foreseeable future without significant new inflationary pressures, potentially setting the stage for market conditions that could affect the various sectors of the U.S. bond market in different ways. As always, we encourage you to discuss these and other matters with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation July 15, 2005

D I S C U S S I O N O F F U N D P E R F O R M A N C E

Christopher Pellegrino, Portfolio Manager

How did Dreyfus U.S. Treasury Intermediate Term Fund perform relative to its benchmark?

For the six-month period ended June 30, 2005, the fund achieved a total return of 2.12% .1 In comparison, the fund’s benchmark, the Merrill Lynch Governments, U.S.Treasury, Intermediate Term Index, achieved a total return of 1.52% for the same period.2

Despite rising short-term interest rates from the Federal Reserve Board (the “Fed”), intermediate-term bond yields fell and their prices rose, primarily due to persistently low inflation expectations and robust demand for U.S. Treasury securities from overseas investors. The fund produced a higher return than that of its benchmark, which we attribute to its yield curve strategy. The fund was positioned for narrower yield differences among bonds of various maturities, enabling it to participate more fully than the benchmark in the rally among long-term bonds.

Note to Shareholders: On January 31, 2005, Christopher Pellegrino and Catherine Powers became the fund’s primary and secondary portfolio managers, respectively. Each manages the portfolio under a dual-employee relationship with Dreyfus, using the proprietary investment processes of Standish Mellon Asset Management, LLC (Standish), a subsidiary of Mellon Financial Corporation and a Dreyfus affiliate. Mr. Pellegrino also is a Senior Portfolio Manager for Active Core Strategies, responsible for the management of high-grade core strategies, with Standish. Ms. Powers also is a Senior Portfolio Manager for Active Core Strategies, responsible for high-grade core and core-plus fixed-income strategies, with Standish.

What is the fund’s investment approach?

The fund seeks to maximize total return, consisting of capital appreciation and current income.

As a U.S. Treasury securities fund, the fund invests in U.S. Treasury bills, notes and other securities issued or guaranteed by the U.S. government and its agencies or instrumentalities. The fund may also

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

invest in options and futures and enter into repurchase agreements with securities dealers that are backed by U.S.Treasuries.

Because U.S. Treasury bills and notes are backed by the full faith and credit of the U.S. government, they are generally considered among the highest-quality investments available. By investing in these obligations, the fund seeks to maintain a high degree of credit safety. Of course, the market value of the fund’s securities and the value of fund shares are not insured or guaranteed by the U.S. government. The fund maintains a dollar-weighted average maturity between three and 10 years.

What other factors influenced the fund’s performance?

The Fed continued to raise short-term interest rates, implementing rate hikes at each of four meetings of its Federal Open Market Committee during the first half of 2005. As a result, the federal funds rate climbed from 2.25% at the start of the reporting period to 3.25% at the end.As expected, rising interest rates eroded prices of most short-term fixed-income securities. Contrary to historical norms, however, prices of intermediate- and long-term bonds rose, and the yield of the 10-year U.S.Treasury bond ended the reporting period below 4%.

Although Fed Chairman Alan Greenspan called the resilience of longer-term U.S. Treasury securities “a conundrum” in February, it appears that bond prices have been supported by robust demand from overseas buyers, who have been attracted to the relative credit safety and higher yields of U.S.Treasuries compared to government securities in Europe or Japan. In addition, despite surging energy prices, U.S. government securities have benefited from investors’ generally low inflation expectations in an uncertain economy.

After assuming responsibility for the fund’s management in late January, we adopted a slightly “barbelled” yield-curve strategy in which we de-emphasized securities in the five-year maturity range and intensified our focus on securities with maturities of less than two years on the short end, and in the 20- to 25-year range on the long end.This positioning enabled the portfolio to participate more fully in market rallies at the longer end of the range as yield differences between short- and long-term bonds narrowed.

By balancing the fund’s longer-term holdings with shorter-term securities, we set the portfolio’s average duration in a range that was modestly shorter than the benchmark. This strategy was designed to reduce the fund’s sensitivity to higher short-term interest rates. However, it detracted slightly from the fund’s performance when longer-term bonds rallied.

Our security selection strategy focused primarily on nominal U.S. Treasury securities, which we complemented with a position in higher-yielding securities from U.S. government agencies. For much of the reporting period, we also maintained a position in Treasury Inflation Protected Securities (“TIPS”).TIPS fared relatively well over the first half of 2005 as their principal was adjusted higher for inflation. We later eliminated the fund’s TIPS position after they reached price levels we considered fully valued.

What is the fund’s current strategy?

On the last day of the reporting period, the Fed implemented its ninth consecutive increase of short-term interest rates. In its statement accompanying the rate hike, the Fed left its assessment of the U.S. economy, inflation and monetary policy unchanged from previous announcements. Most analysts interpreted this as a sign that the Fed is not yet finished with its credit-tightening campaign and that more rate hikes are likely through year-end. Accordingly, we have maintained the fund’s relatively short average duration and “barbelled” yield curve positioning. In our view, these are prudent strategies until the Fed signals that its moves toward a less accommodative monetary policy are nearing an end.

July 15, 2005

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figure provided reflects the absorption of fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund’s return would have been lower.
[2]	SOURCE: BLOOMBERG L.P. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Merrill Lynch Governments, U.S.Treasury, Intermediate Term
Index is an unmanaged performance benchmark for Treasury securities with maturities of 1-10 years; issues in the index must have par amounts outstanding greater than or equal to $1 billion.

The Fund 5

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus U.S.Treasury Intermediate Term Fund from January 1, 2005 to June 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2005

Expenses paid per $1,000 †	$ 3.26
Ending value (after expenses)	$1,021.20

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended June 30, 2005

Expenses paid per $1,000 †	$ 3.26
Ending value (after expenses)	$1,021.57

† Expenses are equal to the fund’s annualized expense ratio of .65%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS June 30, 2005 (Unaudited)
	Principal
Bonds and Notes—82.1%	Amount ($)	Value ($)

U.S. Government Agencies—7.9%
Federal Home Loan Banks,
Bonds, Ser. 455, 3%, 4/15/2009	17,345,000	16,779,154
U.S. Government Agencies/Mortgage-Backed—3.3%
Small Business Administration,
Ser. 2005-P10A, Cl. AN, 4.638%, 2/10/2015	7,000,000	7,056,211
U.S. Treasury Bonds—17.9%
5.25, 11/15/2028	11,155,000	12,744,141
6%, 2/15/2026	4,150,000	5,114,543
7.125%, 2/15/2023	1,600,000	2,162,736
7.625%, 2/15/2025	1,400,000	2,017,414
8%, 11/15/2021	1,400,000	2,017,694
10.75%, 8/15/2005	12,400,000 [a]	12,517,676
12.75%, 11/15/2010	1,325,000	1,371,057
		37,945,261
U.S. Treasury Notes—53.0%
1.5%, 3/31/2006	2,867,000	2,826,349
1.625%, 10/31/2005	27,040,000	26,902,637
1.625%, 2/28/2006	6,021,000	5,951,620
2.75%, 7/31/2006	26,650,000	26,432,429
3.375%, 9/15/2009	17,685,000	17,453,592
3.5%, 8/15/2009	2,000,000	1,983,500
3.5%, 11/15/2009	1,975,000	1,958,252
3.875%, 2/15/2013	13,750,000	13,770,955
4.25%, 8/15/2013	10,540,000	10,806,799
6.5%, 2/15/2010	3,530,000	3,940,504
		112,026,637
Total Bonds and Notes
(cost $172,019,557)		173,807,263

	Face Amount
	Covered by
Options—.0%	Contracts ($)	Value ($)

Call Options—.0%
U.S. Treasury Notes, 4%, 2/15/2015
August 2005 @ 98.453125	2,050,000	40,877
U.S. Treasury Notes, 4.125%, 2/15/2015
August 2005 @ 101.328125	2,080,000	20,654
U.S. Treasury Notes, 4.125%, 5/15/2015
July 2005 @ 100.21	10,450,000	106,438
		167,969

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Face Amount
	Covered by
Options (continued)	Contracts ($)	Value ($)

Put Options—.0%
U.S. Treasury Notes, 3.875%, 5/15/2010
July 2005 @ 100.21	10,400,000	33,312
U.S. Treasury Notes, 4.125%, 2/15/2015
August 2005 @ 101.328125	2,050,000	5,830
		39,142
Total Options
(cost $241,417)		207,111

Others Investments—14.0%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $29,644,000)	29,644,000 [b]	29,644,000

	Principal
Short-Term Investments—15.9%	Amount ($)	Value ($)

U.S. Treasury Bills:
2.71%, 7/14/2005	5,875,000	5,868,949
3.06%, 9/29/2005	27,920,000	27,709,762
Total Short Term Investments
(cost $33,575,953)		33,578,711

Total Investment (cost $235,480,927)	112.0%	237,237,085
Liabilities, Less Cash and Receivables	(12.0%)	(25,504,585)
Net Assets	100.0%	211,732,500

[a]	Partially held by a broker as collateral for open financial futures positions.
[b]	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

U.S.Treasury Notes	53.0	U.S. Government Agencies/
Short-Term/		Mortgage-Backed	3.3
Money Market Investments	29.9	Futures/Options Contracts	.1
U.S.Treasury Bonds	17.9
U.S. Government Agencies	7.9		112.1

† Based on net assets See notes to financial statements.

STATEMENT OF FINANCIAL FUTURES June 30, 2005 (Unaudited)
		Market Value		Unrealized
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 6/30/2005 ($)

Financial Futures Short
U.S. Treasury 2 Year Notes	452	93,874,750	September 2005	(120,062)

See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN June 30, 2005 (Unaudited)
	Face Amount
	Covered by
Issuer	Contracts	Value ($)

Call Options:
U.S. Treasury Notes, 4%, 2/15/2015
August 2005 @ 100	4,100,000	36,982
U.S. Treasury Notes, 4.125%, 5/15/2015
August 2005 @ 102.859375	4,160,000	17,805
Put Options;
U.S. Treasury Notes, 4.125%, 5/15/2015
August 2005 @ 97.9375	4,100,000	3,203
(Premiums received $72,417)		57,990

See notes to financial statements.

The Fund 9

STATEMENT OF ASSETS AND LIABILITIES June 30, 2005 (Unaudited)
	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments—Note 1(b):
Unaffiliated issuers	205,836,927	207,593,085
Affiliated issuers	29,644,000	29,644,000
Cash		200,025
Dividends and interest receivable		2,049,577
Receivable for shares of Beneficial Interest subscribed		313,234
Prepaid expenses		3,776
		239,803,697

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—3(b)		96,960
Payable for investment securities purchased		27,706,761
Payable for shares of Beneficial Interest redeemed		149,380
Outstanding options written, at value (premiums
received $72,417)—See Statement of Options Written		57,990
Accrued expenses		60,106
		28,071,197

Net Assets ($)		211,732,500

Composition of Net Assets ($):
Paid-in capital		228,571,238
Accumulated distributions in excess of investment income—net		(1,518,751)
Accumulated net realized gain (loss) on investments		(16,970,510)
Accumulated net unrealized appreciation
(depreciation) on investments and options
transactions [including ($120,062) net unrealized
(depreciation) on financial futures]		1,650,523

Net Assets ($)		211,732,500

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		16,669,862
Net Asset Value, offering and redemption price per share ($)		12.70

See notes to financial statements.

10

STATEMENT OF OPERATIONS Six Months Ended June 30, 2005 (Unaudited)
Investment Income ($):
Income:
Interest	2,843,177
Dividends;
Affiliated issuers	111,253
Total Income	2,954,430
Expenses:
Management fee—Note 3(a)	601,543
Shareholder servicing costs—Note 3(b)	183,211
Registration fees	25,632
Professional fees	24,820
Trustees’ fees and expenses—Note 3(c)	18,539
Custodian fees—Note 3(b)	9,283
Prospectus and shareholders’ reports	8,445
Loan commitment fees—Note 2	269
Miscellaneous	10,649
Total Expenses	882,391
Less—reduction in management fee
due to undertaking—Note 3(a)	(228,241)
Net Expenses	654,150
Investment Income—Net	2,300,280

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	2,949,970
Net realized gain (loss) on financial futures	462,255
Net realized gain (loss) on options transactions	3,438
Net Realized Gain (Loss)	3,415,663
Net unrealized appreciation (depreciation) on investments,
and options transactions [including ($173,000) unrealized
(depreciation) on financial futures]	(1,406,099)
Net Realized and Unrealized Gain (Loss) on Investments	2,009,564
Net Increase in Net Assets Resulting from Operations	4,309,844

See notes to financial statements.

The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2005	Year Ended
	(Unaudited)	December 31, 2004

Operations ($):
Investment income—net	2,300,280	3,365,235
Net realized gain (loss) on investments	3,415,663	(3,446,227)
Net unrealized appreciation
(depreciation) on investments	(1,406,099)	1,654,065
Net Increase (Decrease) in Net Assets
Resulting from Operations	4,309,844	1,573,073

Dividends to Shareholders from ($):
Investment income—net	(3,462,821)	(7,278,371)

Beneficial Interest Transactions ($):
Net proceeds from shares sold	30,564,693	56,118,128
Dividends reinvested	2,957,607	6,016,659
Cost of shares redeemed	(18,818,693)	(52,054,088)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	14,703,607	10,080,699
Total Increase (Decrease) in Net Assets	15,550,630	4,375,401

Net Assets ($):
Beginning of Period	196,181,870	191,806,469
End of Period	211,732,500	196,181,870
Distributions in excess of
investment income—net	(1,518,751)	(356,210)

Capital Share Transactions (Shares):
Shares sold	2,422,057	4,423,421
Shares issued for dividends reinvested	233,958	476,683
Shares redeemed	(1,492,405)	(4,103,815)
Net Increase (Decrease) in Shares Outstanding	1,163,610	796,289

See notes to financial statements.

12

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2005			Year Ended December 31,

	(Unaudited)	2004	2003	2002	2001 [a]	2000

Per Share Data ($):
Net asset value,
beginning of perio	12.65	13.04	13.09	12.59	12.33	11.66
Investment Operations:
Investment income—net	.14[b]	.23[b]	.17[b]	.38[b]	.50[b]	.78
Net realized and unrealized
gain (loss) on investments	.13	(.13)	.24	.68	.45	.67
Total from Investment Operations .27		.10	.41	1.06	.95	1.45
Distributions:
Dividends from investment
income—net	(.22)	(.49)	(.46)	(.56)	(.69)	(.78)
Net asset value, end of period	12.70	12.65	13.04	13.09	12.59	12.33

Total Return (%)	2.12[c]	.81	3.17	8.59	7.85	12.88

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.88[d]	.91	.92	.89	.84	.89
Ratio of net expenses
to average net assets	.65[d]	.66	.80	.80	.80	.80
Ratio of net investment income
to average net assets	2.29[d]	1.78	1.27	2.97	4.06	6.58
Portfolio Turnover Rate	112.05[c]	1,082.63	1,916.62	1,471.49	470.01	660.78

Net Assets, end of period
($ x 1,000)	211,733	196,182	191,806	143,809	141,132	132,503

[a]	As required, effective January 1, 2001, the fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of these changes for the period ended December 31, 2001 was to decrease net investment income per share by $.17, increase net realized and unrealized gain (loss) on investments per share by $.17 and decrease the ratio of net investment income to average net assets from 5.44% to 4.06%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect these changes in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Not annualized.
[d]	Annualized.
See notes to financial statements.

The Fund 13

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus U.S. Treasury Intermediate Term Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager”or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation, (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, financial futures and options) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Trustees, or are determined by the fund not to reflect accurately fair value (such as when an event occurs after the close of the exchange on which the security is principally traded and that is determined by the portfolio to have changed the value of the security), are valued at fair value as determined in good faith under the direction of the Board of Trustees. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Investments in registered investment companies are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $18,095,630 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2004. If not applied, $1,171,900 of the carryover expires in fiscal 2005, $7,926,711 expires in fiscal 2007, $1,390,867 expires in fiscal 2008 and $7,606,152 expires in fiscal 2012.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2004 was as follows: ordinary income $7,278,371. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2005, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund’s average daily net assets and is payable monthly.The Manager has undertaken from January 1, 2005 through June 30, 2005 to reduce the management fee paid by the fund, to the extent that, the fund’s aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of .65 of 1% of the value of the fund’s average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $228,241 during the period ended June 30, 2005.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2005, the fund was charged $64,908 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2005, the fund was charged $74,927 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement to provide custodial services for the port-

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

folio. During the period ended June 30, 2005, the fund was charged $9,283 pursuant to the custody agreement.

During the period ended June 30, 2005, the fund was charged $1,998 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: management fees $103,658, shareholder services plan fees $2,157, chief compliance officer fees $1,998, custodian fees $7,995 and transfer agency per account fees $22,000, which are offset against an expense reimbursement currently in effect in the amount of $40,848.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and options transactions during the period ended June 30, 2005, amounted to $190,789,992 and $160,722,304, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market.The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in the market value of the contract at the close of each day’s trading.Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker. The amount of these deposits is determined by the exchange or Board of

Trade on which the contract is traded and is subject to change. Contracts open at June 30, 2005, are set forth in the Statement of Financial Futures.

The fund may purchase and write (sell) call/put options in order to gain exposure to, or protect against, changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The following summarizes the fund’s call/put options written for the period ended June 30, 2005:

	Face Amount		Options Terminated

	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain/Loss ($)

Contracts outstanding
December 31, 2004	—	—
Contracts written	20,760,000	123,886
Contracts Terminated:
Contracts closed	4,000,000	21,563	55,000	(33,437)
Contracts expired	4,400,000	29,906	—	29,906
Total Contracts
Terminated	8,400,000	51,469	55,000	(3,531)
Contracts outstanding
June 30, 2005	12,360,000	72,417

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At June 30, 2005, accumulated net unrealized appreciation on investments was $1,756,158, consisting of $2,035,243 gross unrealized appreciation and $279,085 gross unrealized depreciation.

At June 30,2005,the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the “Funds”) in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the “Amended Complaint”) on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. In November 2004, all named defendants moved to dismiss the Amended Complaint in whole or substantial part. Briefing was completed in May 2005.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

The Fund 21

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on May 24, 2005, the Board considered the re-approval of the fund’s Management Agreement (the “Management Agreement”) for an additional one-year term, pursuant to which the Manager provides the fund with investment advisory and administrative services.The Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the Fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to the Management Agreement. The presentation included a detailed summary of the services provided to Dreyfus-managed mutual funds by each business unit within the Manager.The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager’s representatives noted the diversity of the distribution channels of the fund as well as the distribution of other funds in the Dreyfus complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel.The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting, and compliance infrastructure.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s per-

formance and expense ratios and placed significant emphasis on comparisons to a group of comparable funds and relevant Lipper category averages.The group of comparable funds was previously approved by the Board for this purpose, and was prepared using a Board-approved selection methodology that was based, in part, on selecting non-affiliated funds reported in the same Lipper category as the fund. The Board members noted that the fund’s total return performance was lower than the fund’s comparison group averages and Lipper category averages for the three-, five- and ten-year periods ended March 31, 2005, but was higher than the comparison group and Lipper category averages for the one-year period ended March 31, 2005. The Board members also noted that the fund’s performance based on annualized income yields was better than the comparison group and Lipper category averages for the ten-year period ended March 31, 2005, but lower than the comparison group and Lipper category averages for the five, three and one-year periods ended March 31, 2005. The Board also noted that a new primary portfolio manager for the fund had been appointed effective January 28, 2005.

The Board members also discussed the fund’s management fee and expense ratio, noting the range of management fees in the comparison group and that the fund’s expense ratio was higher than the comparison group and Lipper category averages.The Board noted that for the last fiscal year the Manager waived a portion of its management fee.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Funds”), and noted that the Manager did not manage separate accounts with similar investment objectives, policies and strategies as the fund.The Manager’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed the relationship of the advisory fees paid in light of the Manager’s performance and the services pro-vided.The Board noted that there was only one Similar Fund and that

The Fund 23

I N FO R M AT I O N A B O U T T H E R E V I E W	A N D A P P R OVA L
O F T H E F U N D ’ S M A N A G E M E N T	A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )

it had the same management fee and net expense ratio as the fund.The Board members considered the relevance of the fee information provided for the Similar Fund managed by the Manager to evaluate the appropriateness and reasonableness of the Fund’s management fees.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board received and considered information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The information also analyzed where any economies of scale might emerge as assets grow.The Board members evaluated the analysis in light of the relevant circumstances for the fund, and the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors. The Board members also considered potential benefits to the Manager from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale are predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the fund’s overall performance and generally superior service levels provided.

At the conclusion of these discussions, each Trustee expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on their discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager are adequate and appropriate.
  The Board was satisfied with the fund’s overall performance.
  The Board concluded that the fee paid by the fund to the Manager was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that, to the extent that the fund realizes material economies of scale, the Board would seek to do so.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

The Fund 25

For More	Information

Dreyfus U.S. Treasury	Transfer Agent &
Intermediate Term Fund	Dividend Disbursing Agent
200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue
Dreyfus Service Corporation
New York, NY 10166
200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2005 Dreyfus Service Corporation

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable. [CLOSED-END FUNDS ONLY]

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus U.S. Treasury Intermediate Term Fund

By:	/s/Stephen E. Canter
Stephen E. Canter
President

Date:	August 30, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	August 30, 2005

By:	/s/James Windels
James Windels
Chief Financial Officer

Date:	August 30, 2005

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)